SCHEDULE 14A
                                 PROXY STATEMENT
        PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant [X]
Filed by Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only as permitted by Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11c or Rule 14a-12

           FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED
                (Name of Registrant as Specified in Its Charter)
                     ---------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:____________
(2)  Aggregate number of securities to which transaction applies:_______________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):_______________________________
(4)  Proposed maximum aggregate value of transaction:___________________________
(5)  Total fee paid:____________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:___________________________________________________
(2)   Form, Schedule or Registration Statement No.:_____________________________
(3)   Filing Party: ____________________________________________________________
(4)   Date Filed: ______________________________________________________________

   FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED
                                  (NYSE: FFC)
     FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED (NYSE: FLC)
                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                          To Be Held on April 21, 2005

To the Shareholders:

      Notice is hereby given that the Annual Meetings of Shareholders of Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ("PREFERRED SECURITIES FUND" OR "FFC") and Flaherty & Crumrine/Claymore Total Return Fund Incorporated ("TOTAL RETURN FUND" OR "FLC") (EACH A "FUND" AND, COLLECTIVELY, THE "FUNDS"), each a Maryland corporation, will be held at the Board Room of the Radisson Bridge Resort, 999 East Camino Real, Boca Raton, Florida 33432 at 8:30 a.m., on April 21, 2005, for the following purposes:

      1.    To elect Directors of each Fund (PROPOSAL 1).

      2. To approve an amendment to each Fund's Articles Supplementary Establishing and Fixing the Rights and Preferences of Auction Market Preferred Stock of each of FFC and FLC (each, the "Articles Supplementary") relating to the term of office of certain Directors (as more fully set forth in the Joint Proxy Statement) (PROPOSAL 2).

      3. To approve an amendment to the Articles Supplementary for FFC relating to the Force Majeure Provision of the Articles Supplementary to regulate the auction process following an extraordinary event (as more fully set forth in the Joint Proxy Statement) (PROPOSAL 3 - FFC ONLY).

      4. To transact such other business as may properly come before the Meetings or any adjournments thereof.

      YOUR VOTE IS IMPORTANT!

      THE NEW YORK STOCK EXCHANGE, INC. ("NYSE") HAS ADVISED THE FUNDS THAT THE PROPOSALS SET FORTH ABOVE ARE "ROUTINE MATTERS" UNDER NYSE RULES. AS SUCH, BROKER-DEALERS ARE PERMITTED TO VOTE THE SHARES OF THEIR CLIENTS WHO HAVE NOT INDICATED VOTING INSTRUCTIONS ON THEIR PROXY CARD(S) WITH RESPECT TO SUCH A PROPOSAL.

      The Board of Directors of each Fund has fixed the close of business on January 28, 2005 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Annual Meetings.

                                        By Order of the Boards of Directors,


February 22, 2005                       R. ERIC CHADWICK
                                        SECRETARY

--------------------------------------------------------------------------------
SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETINGS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S). THE PROXY CARD(S) SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund(s) involved in validating your vote if you fail to sign your proxy card(s) properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

            REGISTRATION                            VALID SIGNATURE
            ------------                            ---------------

            CORPORATE ACCOUNTS

            (1) ABC Corp.                           ABC Corp.
            (2) ABC Corp.                           John Doe, Treasurer
            (3) ABC Corp. c/o John Doe, Treasurer   John Doe
            (4) ABC Corp. Profit Sharing Plan       John Doe, Trustee

            TRUST ACCOUNTS

            (1) ABC Trust                           Jane B. Doe, Trustee
            (2) Jane B. Doe, Trustee                Jane B. Doe
                u/t/d 12/28/78

            CUSTODIAN OR ESTATE ACCOUNTS

            (1) John B. Smith, Cust.,               John B. Smith
                f/b/o John B. Smith, Jr. UGMA
            (2) John B. Smith, Executor,            John B. Smith, Jr., Executor
                estate of Jane Smith

   FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED
                                  (NYSE: FFC)
     FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED (NYSE: FLC)

                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                         ANNUAL MEETINGS OF SHAREHOLDERS
                                 April 21, 2005

                              JOINT PROXY STATEMENT

      This document is a joint proxy statement ("Joint Proxy Statement") for Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ("PREFERRED SECURITIES FUND" OR "FFC") and Flaherty & Crumrine/Claymore Total Return Fund Incorporated ("TOTAL RETURN FUND" OR "FLC") (EACH A "FUND" AND, COLLECTIVELY, THE "FUNDS"). This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund's Board of Directors (each a "Board" and collectively, the "Boards") for use at the Annual Meeting of Shareholders of each Fund to be held on April 21, 2005, at 8:30 a.m., at the Board Room of the Radisson Bridge Resort, 999 East Camino Real, Boca Raton, Florida 33432 and at any adjournments thereof (each a "Meeting" and collectively, the "Meetings"). A Notice of Annual Meetings of Shareholders and proxy card for each Fund of which you are a shareholder accompany this Joint Proxy Statement. Proxy solicitations will be made, beginning on or about February 22, 2005, primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal interviews conducted by officers of each Fund, Flaherty & Crumrine Incorporated ("Flaherty & Crumrine" or the "Adviser"), the investment adviser of each Fund, Claymore Securities, Inc. (the "Servicing Agent"), the servicing agent of each Fund, and PFPC Inc., the transfer agent and administrator of each Fund and a member of The PNC Financial Services Group, Inc. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be shared proportionally by the Funds. Each Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares.

      THE ANNUAL REPORT OF EACH FUND, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2004, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO PFPC INC., P.O. BOX 43027, PROVIDENCE, RI 02940-3027, OR CALLING 1-800-331-1710. EACH FUND'S ANNUAL REPORT IS ALSO AVAILABLE ON THE FUNDS' WEBSITE (WWW.FCCLAYMORE.COM), THE SECURITIES AND EXCHANGE COMMISSION'S ("SEC") WEBSITE (WWW.SEC.GOV), OR BY CALLING CLAYMORE SECURITIES, INC. AT 1-866-233-4001.

      If the enclosed proxy card is properly executed and returned in time to be voted at the relevant Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted "FOR" the election of the nominees for Director and "FOR" the other matters (as applicable to each Fund) listed in the accompanying Notice of Annual Meetings of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the relevant Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the appropriate Fund delivered at the above address prior to the date of the Meeting.

      In the event that a quorum is not present at a Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" a proposal in favor of such an adjournment with respect to that proposal and will vote those proxies required to be voted "AGAINST" a proposal against any such adjournment with respect to that proposal. A shareholder vote may be taken on a proposal in the Joint Proxy Statement prior to any such adjournment if sufficient votes have been received for approval of that proposal. Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. If a proposal is to be voted upon by only one class of a Fund's shares, a quorum of that class of shares must be present at the Meeting in order for the proposal to be considered.

      Each Fund has two classes of capital stock: common stock, par value $0.01 per share (the "Common Stock"); and Auction Market Preferred Shares, par value $0.01 per share ("AMPS"; together with the Common Stock, the "Shares"). Each Share is entitled to one vote at the Meeting, with pro rata voting rights for any fractional Shares. On the record date, January 28, 2005, the following number of Shares of each Fund were issued and outstanding:

                                         COMMON STOCK              AMPS
      NAME OF FUND                        OUTSTANDING          OUTSTANDING
      ------------                        -----------          -----------

      Preferred Securities Fund (FFC)      42,508,040     Series M7   -  3,200
                                                          Series T7   -  3,200
                                                          Series W7   -  3,200
                                                          Series Th7  -  3,200
                                                          Series F7   -  3,200
                                                          Series T28  -  2,840
                                                          Series W28  -  2,840

      Total Return Fund (FLC)               9,771,344     Series T7   -  2,570
                                                          Series W28  -  2,570

      To the knowledge of each Fund and its Board, the following shareholder(s) or "group", as that term is defined in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), is the beneficial owner or owner of record of more than 5% of the relevant Fund's outstanding shares as of January 28, 2005*:

      NAME AND ADDRESS OF BENEFICIAL/                              AMOUNT AND NATURE
      RECORD OWNER                         TITLE OF CLASS             OF OWNERSHIP            PERCENT OF CLASS
      ------------                         --------------             ------------            ----------------
      Cede & Co.**                             Common         FFC -  42,422,595                     99.80%
      Depository Trust Company                  Stock         (record)
      55 Water Street, 25th Floor                             FLC -   9,768,545                     99.97%
      New York, NY                                            (record)
      10041
                                                AMPS          FFC -
                                                              Series M7  - 3,200 (record)             100%
                                                              Series T7  - 3,200 (record)             100%
                                                              Series W7  - 3,200 (record)             100%
                                                              Series Th7 - 3,200 (record)             100%
                                                              Series F7  - 3,200 (record)             100%
                                                              Series T28 - 2,840 (record)             100%
                                                              Series W28 - 2,840 (record)             100%
                                                              FLC -
                                                              Series T7  - 2,570 (record)             100%
                                                              Series W28 - 2,570 (record)             100%

----------
* As of January 28, 2005, the Directors and officers, as a group, owned less than 1% of each class of Shares of each Fund.

**    A nominee partnership of The Depository Trust Company.

      This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. Shareholders of each Fund will vote as a single class except as described below under Proposal 1 and will vote separately for each of FFC and FLC on each proposal on which shareholders of that Fund are entitled to vote. Separate proxy cards are enclosed for each Fund in which a shareholder is a record owner of Shares. Thus, if a proposal is approved by shareholders of one Fund and disapproved by shareholders of the other Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for the Fund that did not approve the proposal. It is therefore essential that shareholders complete, date and sign EACH enclosed proxy card. SHAREHOLDERS OF EACH FUND ARE ENTITLED TO VOTE ON THE PROPOSALS PERTAINING TO THAT FUND.

      In order that your Shares may be represented at the Meetings, you are requested to vote on the following matters:

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

PREFERRED SECURITIES FUND (FFC)

---------------------------------------------------------------------------------------------------------------------
PROPOSAL                                             COMMON SHAREHOLDERS                  AMPS SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
1. Election of Director                 None.                                     AMPS Shareholders as a single class
                                                                                  elect one Director: David Gale
---------------------------------------------------------------------------------------------------------------------
2. Amendment to Articles                Common and AMPS Shareholders, voting together as a single class
Supplementary - Term of Office
of Certain Directors Provision
---------------------------------------------------------------------------------------------------------------------
3. Amendment to Articles                Common and AMPS Shareholders, voting together as a single class
Supplementary - Force Majeure
Provision
---------------------------------------------------------------------------------------------------------------------
4. Other Business                       Common and AMPS Shareholders, voting together as a single class
---------------------------------------------------------------------------------------------------------------------

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

TOTAL RETURN FUND (FLC)

---------------------------------------------------------------------------------------------------------------------
PROPOSAL                                             COMMON SHAREHOLDERS                  AMPS SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
1. Election of Directors                None.                                     AMPS Shareholders as a single class
                                                                                  elect two Directors: David Gale and
                                                                                  Morgan Gust
---------------------------------------------------------------------------------------------------------------------
2. Amendment to Articles                Common and AMPS Shareholders, voting together as a single class
Supplementary - Term of Office
of Certain Directors Provision
---------------------------------------------------------------------------------------------------------------------
3. Other Business                       Common and AMPS Shareholders, voting together as a single class
---------------------------------------------------------------------------------------------------------------------

                        PROPOSAL 1: ELECTION OF DIRECTORS

      At the Meetings, shareholders are being asked to consider the election of Directors of each Fund. The Board of each Fund is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term and until their successors are duly elected and qualified.

      At the Regular Meeting of the Board of Directors of each Fund held on January 21, 2005 (the "January Board Meetings"), based on a recommendation from each Fund's respective Nominating Committee, the Board of each Fund separately determined to decrease the size of the Board from six to five directors effective April 21, 2005. This determination was made in connection with each Board's consideration of the recently adopted SEC rule amendments under the Investment Company Act of 1940, as amended (the "1940 Act"), relating to fund governance practices. Each Board specifically considered the requirement under the SEC amendments that at least 75% of a fund's board be not "interested" (as such term is defined in the 1940 Act) in order for such Fund to rely on certain exemptive rules under the 1940 Act (the "75% Requirement"). After consideration of the options available to each Fund to comply with the 75% Requirement, each Board separately determined that a reduction in the size of the Board was the optimal manner in which to comply with the 75% Requirement. Accordingly, such reduction in the size of each Board effectively eliminates a Class I Director seat on April 21, 2005, at which time the current term of office of Mr. Dalmaso as a Class I Director of each Fund will expire.

NOMINEES FOR THE BOARD OF DIRECTORS

      Each nominee named below has consented to serve as a Director if elected at the relevant Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

      Mr. Gale, the remaining Class I Director of each Fund (as of April 21,
2005) has been nominated for a three-year term to expire at each Fund's 2008 Annual Meeting of Shareholders and until his successor is duly elected and qualified. Mr. Brody serves as a Class II Director of each Fund and will serve until each Fund's 2006 Annual Meeting of Shareholders and until his successor is duly elected and qualified. Mr. Gust currently serves as a Class II Director of FFC and will serve until FFC's 2006 Annual Meeting of Shareholders and until his successor is duly elected and qualified. Mr. Gust, a Class II Director of FLC, has been nominated for a one-year term to expire at the 2006 Annual Meeting of Shareholders and until his successor is duly elected and qualified. Messrs. Crumrine and Wulf serve as Class III Directors of each Fund and will serve until each Fund's 2007 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Each Director has served in such capacity since each Fund's commencement of operations.

      Under each Fund's Articles of Incorporation, Articles Supplementary and the 1940 Act, holders of AMPS, voting as a single class, will be entitled to elect two Directors, and holders of the Common Stock will be entitled to elect the remaining Directors. However, subject to the provisions of the 1940 Act and the Fund's Articles of Incorporation, the holders of AMPS, when dividends are in arrears for two full years, are able to elect the minimum number of additional Directors, that when combined with the two Directors elected by the holders of AMPS, would give the holders of AMPS a majority of the Directors. Nicholas Dalmaso and Morgan Gust, as Directors, currently represent holders of AMPS of each Fund. Mr. Gale has been nominated (to replace Mr. Dalmaso) as one of the two directors that represent holders of AMPS of each Fund. A quorum of the AMPS shareholders must be present at the Meeting of each Fund in order for the proposal to elect Mr. Gale (for FFC) and Messrs. Gale and Gust (for FLC), respectively, to be considered.

                   FUND (CLASS)             NOMINEE(S) FOR DIRECTOR
                   ------------             -----------------------

                    FFC (AMPS)                       Gale

                    FLC (AMPS)                       Gale
                                                     Gust

INFORMATION ABOUT DIRECTORS AND OFFICERS

      Set forth in the table below are the existing Directors and nominees for election to the Boards of Directors of the Funds, including information relating to their respective positions held with each Fund, a brief statement of their principal occupations during the past five years and other directorships, if any. Each Director serves in the same capacity for each Fund.

                                                                                                  NUMBER OF
                                                                               PRINCIPAL           FUNDS IN           OTHER
                                   CURRENT            TERM OF OFFICE         OCCUPATION(S)       FUND COMPLEX     DIRECTORSHIPS
NAME, ADDRESS,                   POSITION(S)          AND LENGTH OF           DURING PAST          OVERSEEN           HELD BY
AND AGE                        HELD WITH FUNDS         TIME SERVED*            FIVE YEARS       BY DIRECTOR**        DIRECTOR
--------------                 ---------------        --------------         -------------      -------------     -------------
NON-INTERESTED
DIRECTORS:

MARTIN BRODY                     Director           Class II Director            Retired              4          Director, Jaclyn,
c/o HMK Associates                                FFC - since inception                                          Inc. (luggage and
30 Columbia Turnpike                              FLC - since inception                                            accessories);
Florham Park, NJ 07932                                                                                          Director Emeritus,
Age: 83                                                                                                         Smith Barney Mutual
                                                                                                                 Funds (18 funds);
                                                                                                               Director, Flaherty &
                                                                                                                Crumrine Preferred
                                                                                                                    Income Fund
                                                                                                                 Incorporated and
                                                                                                                Flaherty & Crumrine
                                                                                                                 Preferred Income
                                                                                                                 Opportunity Fund
                                                                                                                   Incorporated.

DAVID GALE (1)                   Director           Class I Director      President and CEO of        4        Director, Metromedia
Delta Dividend Group, Inc.                        FFC - since inception      Delta Dividend                    International Group,
220 Montgomery Street,                            FLC - since inception        Group, Inc.                             Inc.
Suite 426                                                                     (investments)                    (telecommunications);
San Francisco, CA 94104                                                                                        Director, Flaherty &
Age: 56                                                                                                         Crumrine Preferred
                                                                                                                    Income Fund
                                                                                                                 Incorporated and
                                                                                                                Flaherty & Crumrine
                                                                                                                 Preferred Income
                                                                                                                 Opportunity Fund
                                                                                                                   Incorporated.

MORGAN GUST (2)                  Director           Class II Director       Since March 2002,         4        Director, Flaherty &
Giant Industries, Inc.                            FFC - since inception    President of Giant                   Crumrine Preferred
23733 N. Scottsdale Road                          FLC - since inception     Industries, Inc.                        Income Fund
Scottsdale, AZ 85255                                                       (petroleum refining                   Incorporated and
Age: 57                                                                    and marketing) and,                  Flaherty & Crumrine
                                                                           for more than five                    Preferred Income
                                                                          years prior thereto,                  Opportunity Fund.
                                                                             Executive Vice                        Incorporated
                                                                             President, and
                                                                           various other Vice
                                                                           President positions
                                                                          at Giant Industries,
                                                                                  Inc.

ROBERT F. WULF                   Director          Class III Director           Financial             4        Director, Flaherty &
3560 Deerfield Drive South                        FFC - since inception   Consultant; Trustee,                  Crumrine Preferred
Salem, OR 97302                                   FLC - since inception   University of Oregon                      Income Fund
Age: 67                                                                   Foundation; Trustee,                   Incorporated and
                                                                              San Francisco                     Flaherty & Crumrine
                                                                          Theological Seminary                   Preferred Income
                                                                                                                 Opportunity Fund
                                                                                                                   Incorporated.

                                                                                                  NUMBER OF
                                                                               PRINCIPAL           FUNDS IN           OTHER
                                   CURRENT            TERM OF OFFICE         OCCUPATION(S)       FUND COMPLEX     DIRECTORSHIPS
NAME, ADDRESS,                   POSITION(S)          AND LENGTH OF           DURING PAST          OVERSEEN           HELD BY
AND AGE                        HELD WITH FUNDS         TIME SERVED*            FIVE YEARS       BY DIRECTOR**        DIRECTOR
--------------                 ---------------        --------------         -------------      -------------     -------------
INTERESTED
DIRECTORS:

DONALD F. CRUMRINE (3)            Director,        Class III Director        Chairman of the          4        Director, Flaherty &
301 E. Colorado Boulevard         Chairman        FFC - since inception    Board and Director                   Crumrine Preferred
Suite 720                       of the Board      FLC - since inception       of Flaherty &                         Income Fund
Pasadena, CA 91101                and Chief                                     Crumrine                         Incorporated and
Age: 57                           Executive                                                                     Flaherty & Crumrine
                                   Officer                                                                       Preferred Income
                                                                                                                 Opportunity Fund
                                                                                                                   Incorporated.

NICHOLAS DALMASO (1), (3)         Director,         Class I Director*     Director of Claymore        2          Trustee, Dreman/
2455 Corporate West Drive      Vice President     FFC - since inception     Group, LLC since                     Claymore Dividend
Lisle, IL 60532                 and Assistant     FLC - since inception   January 2002. Senior                   and Income Fund,
Age: 39                           Secretary                                 Managing Director                     Advent Claymore
                                                                           and General Counsel                  Equity Income Fund,
                                                                               of Claymore                        Advent/Claymore
                                                                            Securities, Inc.                     Growth and Income
                                                                           since November 2001                      Fund, MBIA
                                                                              and Claymore                         Capital/Fund,
                                                                           Advisers, LLC since                   Claymore Managed
                                                                              October 2003.                     Duration Investment
                                                                          Partner of DBN Group                    Grade Municipal
                                                                            since April 2001.                      Fund, Western
                                                                            Assistant General                   Asset/Claymore U.S.
                                                                            Counsel of Nuveen                   Treasury Inflation
                                                                            Investments from                        Protection
                                                                              July 1999 to                     Securities Fund, and
                                                                          November 2001. Prior                  Fiduciary/Claymore
                                                                              to that, Vice                       MLP Opportunity
                                                                              President and                            Fund.
                                                                            Associate General
                                                                             Counsel of Van
                                                                           Kampen Investments.

OFFICERS:

ROBERT M. ETTINGER                President              Officer              President and          N/A                N/A
301 E. Colorado Boulevard                         FFC - since inception   Director of Flaherty
Suite 720                                         FLC - since inception        & Crumrine
Pasadena, CA 91101
Age: 46

R. ERIC CHADWICK               Chief Financial           Officer            Vice President of        N/A                N/A
301 E. Colorado Boulevard       Officer, Vice     FFC - since inception    Flaherty & Crumrine
Suite 720                        President,       FLC - since inception    since August 2001,
Pasadena, CA  91101               Treasurer                                  and previously
Age: 29                              and                                  (since January 1999)
                                  Secretary                               portfolio manager of
                                                                          Flaherty & Crumrine.
                                                                             Prior to that,
                                                                          portfolio manager of
                                                                            Koch Industries,
                                                                                  Inc.

PETER C. STIMES                     Chief                Officer            Vice President of        N/A                N/A
301 E. Colorado Boulevard        Compliance       FFC - since inception    Flaherty & Crumrine
Suite 720                          Officer        FLC - since inception
Pasadena, CA 91101                   and
Age: 49                        Vice President

                                                                                                  NUMBER OF
                                                                               PRINCIPAL           FUNDS IN           OTHER
                                   CURRENT            TERM OF OFFICE         OCCUPATION(S)       FUND COMPLEX     DIRECTORSHIPS
NAME, ADDRESS,                   POSITION(S)          AND LENGTH OF           DURING PAST          OVERSEEN           HELD BY
AND AGE                        HELD WITH FUNDS         TIME SERVED*            FIVE YEARS       BY DIRECTOR**        DIRECTOR
--------------                 ---------------        --------------         -------------      -------------     -------------
OFFICERS:

BRADFORD S. STONE              Vice President            Officer          Since May 2003, Vice       N/A                N/A
392 Springfield Avenue          and Assistant       FFC - since 2003          President of
Mezzanine Suite                   Treasurer       FLC - since inception   Flaherty & Crumrine;
Summit, NJ 07901                                                            from June 2001 to
Age: 45                                                                   April 2003, Director
                                                                              of US Market
                                                                          Strategy at Barclays
                                                                              Capital; from
                                                                            February 1987 to
                                                                             June 2001, Vice
                                                                              President of
                                                                            Goldman, Sachs &
                                                                           Company as Director
                                                                           of US Interest Rate
                                                                              Strategy and,
                                                                            previously, Vice
                                                                              President of
                                                                              Interest Rate
                                                                              Product Sales

LAURIE C. LODOLO                  Assistant              Officer           Since August 2004,        N/A                N/A
301 E. Colorado Boulevard        Compliance         FFC - since 2004      Assistant Compliance
Suite 720                         Officer,          FLC - since 2004       Officer of Flaherty
Pasadena, CA 91101                Assistant                                    & Crumrine
Age: 41                         Treasurer and                              Incorporated; since
                                  Assistant                                  February 2004,
                                  Secretary                                   Secretary of
                                                                           Flaherty & Crumrine
                                                                              Incorporated;
                                                                                 Account
                                                                            Administrator of
                                                                           Flaherty & Crumrine
                                                                              Incorporated.

----------
* The Board of Directors of each Fund has determined to decrease the size of the Board of each Fund from six to five Directors effective April 21, 2005, thereby effectively eliminating a Class I Director seat. Mr. Dalmaso's term as a Class I Director of each Fund will expire at the 2005 Annual Meeting and he will not stand for re-election. The remaining Class I Director of each Fund has been nominated for a three-year term to expire at each Fund's 2008 Annual Meeting of Shareholders and until his successor is duly elected and qualified. Mr. Gust, a Class II Director of each Fund, has been nominated for a one-year term to expire at FLC's 2006 Annual Meeting of Shareholders and until his successor is duly elected and qualified and will serve until FFC's 2006 Annual Meeting of Shareholders and until his successor is duly elected and qualified. Mr. Brody, a Class II Director of each Fund, will serve until each Fund's 2006 Annual Meeting of Shareholders and until his successor is duly elected and qualified. Class III Directors of each Fund will serve until each Fund's 2007 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

** The funds in the fund complex are: Flaherty & Crumrine Preferred Income Fund Incorporated, Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated and Flaherty & Crumrine/Claymore Total Return Fund Incorporated (together, the "Flaherty & Crumrine Fund Family").

(1)   As a Director, nominated to represent holders of AMPS.

(2)   As a Director, currently represents holders of AMPS.

(3) "Interested person" of the Funds as defined in the 1940 Act. Messrs. Crumrine and Dalmaso are each considered an "interested person" because of their affiliation with the Adviser and the Servicing Agent, respectively.

BENEFICIAL OWNERSHIP OF SHARES IN FUNDS AND FUND COMPLEX FOR EACH DIRECTOR AND NOMINEE FOR ELECTION AS DIRECTOR

      Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Flaherty & Crumrine Fund Family beneficially owned by each Director.

                                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                                    SECURITIES IN ALL REGISTERED INVESTMENT
                                    DOLLAR RANGE OF EQUITY             COMPANIES OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR                SECURITIES HELD IN FUND* (1)(2)       FAMILY OF INVESTMENT COMPANIES* (3)
----------------                -------------------------------       -----------------------------------

                                 FFC                        FLC                      TOTAL
                                 ---                        ---                      -----
NON-INTERESTED DIRECTORS:

Martin Brody                      C                          C                         E

David Gale                        C                          C                         E

Morgan Gust                       C                          C                         E

Robert F. Wulf                    C                          C                         E

INTERESTED DIRECTORS:

Donald F. Crumrine                E(4)                       E(4)                      E(4)

Nicholas Dalmaso(5)               A                          A                         A

----------
*     Key to Dollar Ranges

A.    None

B.    $1 - $10,000

C.    $10,001 -$50,000

D.    $50,001 - $100,000

E.    over $100,000

      All shares were valued as of December 31, 2004.

(1) No Director or officer of the Funds owned any shares of AMPS on January 28, 2005.

(2) This information has been furnished by each Director as of January 28, 2005. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) of the 1934 Act.

(3)   As a group, less than 1%.

(4) Includes shares of FFC and FLC held by Flaherty & Crumrine of which the reporting person is a shareholder and director.

(5) As described earlier in the Joint Proxy Statement, as of April 21, 2005, Mr. Dalmaso will cease to be a Director of the Funds.

      Each Director of each Fund who is not a director, officer or employee of Flaherty & Crumrine or any of their affiliates receives a fee of $9,000 per annum plus $500 for each in-person meeting attended, and $150 for each telephone meeting attended. In addition, the Audit Committee Chairman receives an annual fee per Fund of $2,500. Each Director of each Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and committee meetings. The Board of Directors of FFC held six meetings (one of which was held by telephone conference call) and the Board of Directors of FLC held six meetings (one of which was held by telephone conference call) during the fiscal year ended November 30, 2004, and each Director of each Fund then serving in such capacity attended at least 75% of the meetings of Directors and any Committee of which he is a member, with the exception of Martin Brody. In addition, one meeting of a special "ad hoc" committee of the Board of Directors was held for each Fund. The aggregate remuneration paid to the Directors of each Fund for the fiscal year ended November 30, 2004 is set forth below:

--------------------------------------------------------------------------------
                                          BOARD MEETING             TRAVEL AND
                  ANNUAL                       AND                 OUT-OF-POCKET
              DIRECTORS FEES         COMMITTEE MEETING FEES          EXPENSES*
--------------------------------------------------------------------------------
 FFC              $38,801                    $22,700                  $14,232
 FLC              $38,801                    $22,300                  $13,030
--------------------------------------------------------------------------------

----------
* Includes reimbursement for travel and out-of-pocket expenses for both "interested" and "non-interested" Directors ("Independent Directors").

AUDIT COMMITTEE REPORT

      The role of each Fund's Audit Committee is to assist the Board of Directors in its oversight of (i) the integrity of each Fund's financial statements and the independent audit thereof; (ii) each Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) each Fund's compliance with legal and regulatory requirements; and (iv) the independent auditor's qualifications, independence and performance. In addition, pursuant to each Fund's Audit Committee Charter, each Fund's Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in each Fund's annual proxy statement.

Each Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Directors of each Fund on January 21, 2005 and which is available on the Funds' website (www.fcclaymore.com). As set forth in the Charter, management is responsible for (i) the preparation, presentation and integrity of each Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies, and
(iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out proper audits and reviews of each Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

      In performing its oversight function, at a meeting held on January 21, 2005, the Audit Committee reviewed and discussed with management of each Fund and the independent accountants, KPMG LLP ("KPMG"), the audited financial statements of each Fund as of and for the fiscal year ended November 30, 2004, and discussed the audit of such financial statements with the independent accountants.

      In addition, the Audit Committee discussed with the independent accountants the accounting principles applied by each Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented. The Audit Committee also received from the independent accountants the written disclosures and statements required by the SEC's independence rules, delineating relationships between the independent accountants and each Fund and discussed the impact that any such relationships might have on the objectivity and independence of the independent accountants.

      As set forth above, and as more fully set forth in each Fund's Audit Committee Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund's financial reporting procedures, internal controls systems, and the independent audit process.

      The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by each Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of each Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

      Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of each Fund recommended to the Board of Directors of each Fund that the audited financial statements be included in each Fund's Annual Report for the fiscal year ended November 30, 2004.

THIS REPORT WAS SUBMITTED BY THE AUDIT COMMITTEE OF EACH FUND'S BOARD OF
DIRECTORS

Martin Brody
David Gale
Morgan Gust
Robert Wulf (Chairman)

January 21, 2005

      Each Audit Committee met four times in connection with its Board of Directors regularly scheduled meetings during the fiscal year ended November 30, 2004. Each Audit Committee is composed entirely of each Fund's independent (as such term is defined by the New York Stock Exchange, Inc.'s listing standards applicable to closed-end funds (the "NYSE Listing Standards")) Directors, namely Messrs. Brody, Gale, Gust and Wulf.

NOMINATING COMMITTEE

      Each Board of Directors has a Nominating Committee composed entirely of each Fund's independent (as such term is defined by the NYSE Listing Standards) Directors, namely Messrs. Brody, Gale, Gust and Wulf. The Nominating Committee of each Fund met three times during the fiscal year ended November 30, 2004. The Nominating Committee is responsible for identifying individuals believed to be qualified to become Board members and recommending to the Board of Directors such nominees to stand for election as directors at each Fund's annual meeting of shareholders and to fill any vacancies on the Board. Each Fund's Nominating Committee has a charter which is available on the Funds' website (www.fcclaymore.com).

      Each Fund's Nominating Committee believes that it is in the best interest of the Fund and its shareholders to obtain highly qualified candidates to serve as members of the Board of Directors. The Nominating Committees have not established a formal process for identifying candidates where a vacancy exists on the Board. In nominating candidates, the Nominating Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

      Each Fund's Nominating Committee will consider director candidates recommended by shareholders and submitted in accordance with applicable law and procedures as described in this Joint Proxy Statement (see "Submission of Shareholder Proposals" below).

OTHER BOARD-RELATED MATTERS

      Shareholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

      The Funds do not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders. However, all of the Directors attended the April 23, 2004 Annual Meeting of Shareholders.

COMPENSATION

      The following table sets forth certain information regarding the compensation of each Fund's Directors for the fiscal year ended November 30, 2004. No executive officer or person affiliated with a Fund received compensation from a Fund during the fiscal year ended November 30, 2004 in excess of $60,000. Directors and executive officers of the Funds do not receive pension or retirement benefits from the Funds.

                               COMPENSATION TABLE

             NAME OF                   AGGREGATE        TOTAL COMPENSATION FROM
           PERSON AND                COMPENSATION         THE FUNDS AND FUND
            POSITION                FROM EACH FUND    COMPLEX PAID TO DIRECTORS*
            --------                --------------    --------------------------

DONALD F. CRUMRINE                        $0                     $0(4)
Director, Chairman of the Board
and Chief Executive Officer

NICHOLAS DALMASO                          $0                     $0(2)
Director, Vice President and
Assistant Secretary

MARTIN BRODY                         $12,250 - FFC             $49,650(4)
Director                             $12,200 - FLC

DAVID GALE                           $15,250 - FFC             $61,650(4)
Director                             $15,200 - FLC

MORGAN GUST                          $15,500 - FFC             $62,700(4)
Director                             $15,400 - FLC

ROBERT F. WULF                       $18,501 - FFC             $73,903(4)
Director                             $18,301 - FLC

----------
* Represents the total compensation paid to such persons by the Funds and the other funds in the Flaherty & Crumrine Fund Family for the fiscal year ended November 30, 2004, which are considered part of the same "fund complex" because they have a common adviser. The parenthetical number represents the total number of investment company directorships held by the director or nominee in such fund complex as of November 30, 2004.

REQUIRED VOTE

      The election of Mr. Gale as a Director of FFC and FLC will require the affirmative vote of a plurality of the votes cast by holders of the shares of AMPS of each Fund at the Meeting in person or by proxy. The election of Mr. Gust as a Director of FLC will require the affirmative vote of a plurality of the votes cast by holders of the shares of AMPS of FLC at the Meeting in person or by proxy.

      EACH BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH NOMINEE AS DIRECTOR.

                  PROPOSAL 2: APPROVAL OF AN AMENDMENT TO EACH
                  FUND'S ARTICLES SUPPLEMENTARY RELATING TO THE
                       TERM OF OFFICE OF CERTAIN DIRECTORS

      The second proposal to be considered at the Meeting is amending the Articles Supplementary Establishing and Fixing the Rights and Preferences of Auction Market Preferred Stock of each of FFC and FLC (each, the "Articles Supplementary") as set forth in the proposed Articles of Amendment for each of FFC and FLC ("Proposed Amendment A") described below and attached to this Joint Proxy Statement as Proposed Amendments A-1 and A-2, respectively.

      As discussed in connection with Proposal 1 above, under each Fund's Articles of Incorporation, Articles Supplementary and the 1940 Act, holders of AMPS, voting as a single class, are entitled to elect two Directors, and holders of the Common Stock are entitled to elect the remaining Directors. In addition, subject to the provisions of the 1940 Act and each Fund's Articles of Incorporation, the holders of AMPS, when dividends are in arrears for two full years, are able to elect the minimum number of additional directors which, when combined with the two Directors elected by the holders of the AMPS, would give the holders of AMPS a majority of the Directors. However, the Funds' Articles of Incorporation and Articles Supplementary are silent on the status of directors elected by holders of AMPS in the event all of the AMPS shares were to be redeemed in full. Therefore, in the event of a redemption in full, the directors elected by holders of the AMPS could be entitled to continue to serve as directors until their terms of office expire.

      The purpose of Proposed Amendment A is to specifically set forth in each Fund's Articles Supplementary a provision that the term of certain directors elected by a single series of preferred stock, such as the AMPS, will terminate automatically upon redemption in full of the holders of the stock. As discussed more fully below, in the event of such redemption of preferred stock in full, all obligations to the holders of preferred stock will cease and separate representatives for them would serve no valid business purpose. In that circumstance, the 1940 Act provision requiring separate representatives for holders of preferred stock would no longer apply or have any relevance.

      REASONS FOR PROPOSED AMENDMENT A. Proposed Amendment A would specifically set forth in each Fund's Articles Supplementary a provision that the term of any Director (other than a Continuing Director) elected by a single series of preferred stock of the Fund would terminate automatically upon redemption in full of the holders of that series of preferred stock. As applied to the Funds, the holders of the AMPS in the aggregate would be considered a single series so that, upon a redemption in full of the AMPS, the term of office of any director elected by the AMPS who was not a Continuing Director would automatically terminate. As a result, Proposed Amendment A would give the Board of Directors of each Fund the flexibility to indirectly cause the directorship of a preferred director to terminate by redeeming the preferred stock the director represents. Taking this action may be particularly appropriate where a person or group acquires a large position in preferred shares immediately prior to the record date with a view of obtaining a seat on the board to serve as a platform for initiating and instigating action that would be contrary to the interest of the preferred shareholders or of the relevant Fund as a whole. Neither Fund is aware of an intention on the part of any third party to seek to obtain a seat on the Board of Directors or to recommend any business combination, open-ending or other corporate action to change the manner in which a Fund operates. Nevertheless, the Board or Directors of each Fund considers it prudent to have the flexibility Proposed Amendment A would afford. Of course, there would be costs (including legal fees and costs associated with providing notice to the preferred shareholders) and other significant implications (including the consideration of whether to issue new preferred stock at the time the outstanding preferred shares are redeemed or leverage the Fund by borrowing (each of which would entail additional costs) or, alternatively, liquidate Fund investments in order to redeem the then outstanding preferred shares) associated with any decision to redeem the preferred stock which would be evaluated in full by the Fund's Board of Directors at the time that any such action is contemplated. Because the automatic ter-mination provision would not apply to persons considered to be Continuing Directors, Proposed Amendment A would enable the Fund to retain the services of persons who do not have sizable shareholdings or strategic proposals that could place them in a posture adverse to a Fund. "Continuing Director" is defined in each Fund's Articles of Incorporation generally as a Director who (a) is not an Interested Party or an Affiliate or an Associate (as these terms are defined in the Articles of Incorporation; generally, an Interested Party is a person who has entered into a business combination with the Fund or individually or together with other persons owns or is deemed to own, directly or indirectly, more than 5% of any class of the Fund's securities) of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months; or (b) is a successor of a Continuing Director who is not an Interested Party or an Affiliate or an Associate of an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors; or (c) is elected to the Board of Directors to be a Continuing Director by a majority of the Continuing Directors then on the Board of Directors and who is not an Interested Party or an Affiliate or Associate of an Interested Party.

      At the January Board Meetings, the Board of Directors of each Fund separately approved Proposed Amendment A, subject to shareholder approval and subject to receipt of certain written confirmations from the rating agencies rating the AMPS. The Board considered a number of factors in its deliberations, including (i) that in the event of a redemption in full of a single series of preferred stock of the Fund, separate representatives for the preferred stock would serve no valid business purpose; (ii) that closed-end funds continue to be subject to action by parties with agendas contrary to the interest of fund shareholders as a whole that are disruptive to fund operations and involve significant costs; (iii) that Proposed Amendment A would give the Board of each Fund flexibility in certain circumstances to take appropriate action in a situation where a person or group obtains a Board seat through an investment in a Fund's preferred stock with a view to taking action considered to be contrary to the interests of the preferred holders or the Fund as a whole; and (iv) the benefit of retaining the knowledge and expertise of the Continuing Directors representing preferred shares in the event a decision is made to redeem a series of preferred stock and/or replace that series with another series.

      If adopted, Proposal 2 would render more difficult or discourage the assumption of control by a holder of a large block of a Fund's AMPS, a proxy contest, a merger, a tender offer or the removal of incumbent management.

REQUIRED VOTE

      Approval of the Articles of Amendment of each Fund will require the affirmative vote of a majority of the votes of the outstanding shares of stock entitled to be cast by holders of each Fund's Common Stock and AMPS, voting together as a single class. The Funds have had conversations with both Moody's Investor Service, Inc. ("Moody's") and Fitch Ratings ("Fitch"), the rating agencies currently rating the AMPS, about Proposed Amendment A. They have indicated preliminarily that the changes would not impair their current ratings on the AMPS ("Aaa" and "AAA," respectively). In any event, Proposed Amendment A will not be implemented unless Moody's and Fitch confirm that it would not impair their current ratings on the AMPS.

THE BOARD OF DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.

                   PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE
               PREFERRED SECURITIES FUND'S ARTICLES SUPPLEMENTARY
               RELATING TO THE FORCE MAJEURE PROVISION - FFC ONLY

      The third proposal to be considered at the Meeting is amending FFC's Articles Supplementary as set forth in the proposed Articles of Amendment ("Proposed Amendment B") described below and attached to this Joint Proxy Statement as Proposed Amendment B. For ease of reference, the Articles of Amendment in Proposed Amendment B have been marked to show the proposed changes by underlining the new language and putting it in bold typeface.

      The Articles Supplementary establish procedures for regular periodic auctions for FFC's AMPS. The auctions establish the dividend rate to be paid to the holders of the AMPS for the next dividend period and are held by FFC's auction agent at the times and in the manner provided in the Articles Supplementary.

      The Articles Supplementary currently contain a provision (the "Force Majeure Provision") which provides that, if an auction date for any series ("Series") of AMPS is not a business day because the NYSE is closed for business due to an act of God, natural disaster, extreme weather, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services (each, an "Extraordinary Event"), or if the auction agent is not able to conduct an auction in accordance with the auction procedures for any such reason, the dividend rate for the next dividend period for that Series will be the dividend rate determined on the previous auction date.

      Proposed Amendment B would revise the Force Majeure Provision to (a) modify how the dividend rate to be paid to the holders of AMPS is determined by creating a distinction between situations where the NYSE is closed for (i) more than three calendar days or (ii) three or fewer calendar days and (b) provides that if an Extraordinary Event occurs with respect to a Series of AMPS, existing holders of such Series will continue to hold their AMPS until the next auction for that Series of AMPS is held. With regard to dividend payments that cannot be effected due to NYSE closures for an Extraordinary Event, Proposed Amendment B also creates a distinction between deferral of dividend payment dates for more than three days and three or fewer days.

      The purpose of Proposed Amendment B is to revise and clarify the procedures for auctions and dividend payments for certain situations outside the control of FFC that force the NYSE to close or prevent the auction agent from conducting an auction.

      DIVIDEND RATE PROVISION. The revised Force Majeure Provision provides that if an auction date is not a business day because the NYSE is closed for more than three consecutive calendar days (excluding Saturdays and Sundays and previously announced NYSE holidays), or the auction agent cannot conduct an auction in accordance with the auction procedures for such period, due to an Extraordinary Event, then the dividend rate to be paid to the holders of the AMPS will be the dividend rate determined on the previous auction date. If an auction date is not a business day because the NYSE is closed for three or fewer than three consecutive calendar days, or if the auction agent cannot conduct an auction in accordance with the auction procedures for such period due to an Extraordinary Event, then the dividend rate to be paid to the holders of the AMPS will be the dividend rate determined by auction on the first business day (i.e., the first day on which the NYSE is open) following such auction date.

      DIVIDEND PAYMENT PROVISION. The current provision applicable to payment of a dividend where the NYSE is closed due to an Extraordinary Event would similarly be modified to distinguish short-term from longer-term closings. Under the Articles Supplementary currently, special provisions allow the deferral of a dividend payment to the next business day on which FFC and the auction agent are able to cause the dividend to be paid using commercially reasonable available means. Proposed Amendment B narrows the circumstances in which this deferral would apply to where the NYSE is closed for more than three consecutive calendar days due to an Extraordinary Event.

      HOLD OVER PROVISION. The proposed revised Force Majeure Provision also provides that in the event an auction for a Series of AMPS cannot be held due to an Extraordinary Event, each existing holder of such Series of AMPS, will continue to hold all of his or her AMPS until the next auction for such Series of AMPS is held (unless a holder sells his or her AMPS outside of an auction in a secondary trading market). This means that a holder would, under these circumstances, be required to hold his or her AMPS for another dividend period (which would be seven days in the case of Series M7, T7, W7, TH7 and F7 AMPS and 28 days in the case of Series T28 and W28 AMPS).

      REASONS FOR THE PROPOSED AMENDMENT. Proposed Amendment B is designed to bring the Force Majeure provisions for FFC into line with those for FLC and current practices for newly issued preferred shares of closed-end funds. It is also designed to make clear, rather than implicit, that holders of a Series of AMPS will be required to continue to hold their shares of that Series until an auction is held following an Extraordinary Event. Under Proposed Amendment B, if a NYSE closing is of short duration, a new auction will be held, while only under longer-duration closings (or a longer- duration inability of the auction agent to conduct an auction) will the holders maintain the current dividend rate. As a result, AMPS holders may benefit. Rather than receiving the existing dividend rate for an additional period in all instances, AMPS holders will be entitled to the rate resulting from an auction when the NYSE is closed for three days or less due to an Extraordinary Event. The same holds true for dividend payment dates. If a NYSE closing is of short duration, the dividend payment date would be the regular dividend payment date determined in accordance with the Articles Supplementary. A dividend payment date would be deferred to the next business day on which FFC and the auction agent are able to cause the dividend to be paid using commercially reasonable means only for longer-duration closings.

      At a meeting held on January 21, 2005, the Board of Directors of FFC approved Proposed Amendment B, subject to shareholder approval and subject to receipt of written confirmation by the rating agencies rating the AMPS. The Board considered a number of factors in its deliberations, including that the effect of Proposed Amendment B to the Articles Supplementary is to ensure that, upon an Extraordinary Event, FFC's auction for its AMPS can be conducted pursuant to clear procedures set forth in its Articles Supplementary; that Proposed Amendment B will benefit AMPS holders in the event of a NYSE closing of three days or less due to an Extraordinary Event by allowing their dividend rate to be determined at an auction in the ordinary course; and that the Proposed Amendment would bring the Force Majeure Provision for FFC in line with that for FLC and current industry practice. The Board also considered the potential bene-fit to the Common Shareholders of Proposed Amendment B. In particular, they considered that the change could mitigate any disruption of the Fund's AMPS auction due to an Extraordinary Event, thereby preserving any potential benefit derived from the Fund being leveraged with AMPS. The Board was aware that this proposal was presented at the 2004 Annual Meeting and had narrowly failed to receive the vote necessary for approval. In light of the perceived benefits of Proposed Amendment B, the Board determined to resubmit the proposal for shareholder consideration.

REQUIRED VOTE

      Approval of the Articles of Amendment will require the affirmative vote of a majority of the votes of the outstanding shares of stock entitled to be cast by the holders of FFC's Common Stock and AMPS, voting together as a single class. The Fund has had conversations with both Moody's and Fitch, the rating agencies currently rating the AMPS, about Proposed Amendment B. They have indicated preliminarily that the changes would not impair their current rating on the AMPS ("Aaa" and "AAA," respectively). In any event, Proposed Amendment B will not be implemented unless Moody's and Fitch confirm that it would not impair their current ratings on the AMPS.

THE BOARD OF DIRECTORS OF FFC UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 3.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

      All proposals by shareholders of each Fund that are intended to be presented at each Fund's next Annual Meeting of Shareholders to be held in 2006 must be received by the relevant Fund for consideration for inclusion in the relevant Fund's proxy statement relating to the meeting no later than October 25, 2005 and must satisfy the other requirements of federal securities laws.

      Each Fund's By-Laws require shareholders wishing to nominate Directors or make proposals to be voted on at the Fund's annual meeting to provide timely notice of the proposal in writing. To be considered timely, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund not later than 60 days prior to the date of the meeting; provided however, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, any such notice by a shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was given or such public disclosure was made.

      Any such notice by a shareholder shall set forth the information required by the Fund's By-Laws with respect to each matter the shareholder proposes to bring before the annual meeting.

                             ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS

      KPMG, 99 High Street, Boston, Massachusetts 02110-2371, has been selected to serve as each Fund's independent accountants for each Fund's fiscal year ending November 30, 2005. KPMG acted as the independent accountants for each Fund for the fiscal year ended November 30, 2004. The Funds know of no direct financial or material indirect financial interest of KPMG in the Funds. A representative of KPMG will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

      Set forth in the table below are audit fees and non-audit related fees billed to each Fund by KPMG for professional services received for each Fund's fiscal period from commencement of operations through November 30, 2003 and each Fund's fiscal year ended November 30, 2004, respectively.

             FISCAL YEAR ENDED                            AUDIT-RELATED
FUND            NOVEMBER 30          AUDIT FEES               FEES**               TAX FEES***        ALL OTHER FEES
----            -----------          ----------               ------               -----------        --------------
FFC                 2003              $58,500*               $12,800                  $6,000                --
                    2004              $38,500                $14,000                  $6,400                --

FLC                 2003              $58,500*               $ 6,400                  $6,000                --
                    2004              $38,500                $14,000                  $6,400

----------
* Includes non-recurring fees billed to each Fund by KPMG in connection with the initial offering of Common Stock and AMPS of each Fund.

** "Audit-Related Fees" are those fees billed to each Fund by KPMG in connection with their agreed-upon procedures reports on each Fund's Articles Supplementary. Such reports are required quarterly by Moody's and Fitch in connection with maintaining public ratings for each Fund's AMPS.

*** "Tax Fees" are those fees billed to each Fund by KPMG in connection with tax consulting services, including primarily the review of each Fund's income tax returns.

      Each Fund's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any entity controlling, controlled by or under common control with the Funds' investment adviser that provide on-going services to each Fund ("affiliates"), if the engagement relates directly to the operations and financial reporting of each Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit, audit-related and tax services for which KPMG billed each Fund fees for each Fund's fiscal period ended November 30, 2003 and fiscal year ended November 30, 2004 were pre-approved by the Audit Committee.

      For each Fund's fiscal year ended November 30, 2004, KPMG did not provide any non-audit services (or bill any fees for such services) to the Funds' investment adviser or any affiliates thereof that provide services to the Funds.

INVESTMENT ADVISER, ADMINISTRATOR AND SERVICING AGENT

      Flaherty & Crumrine serves as the investment adviser to each Fund and its business address is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101. PFPC Inc. acts as the administrator to each Fund and is located at 4400 Computer Drive, Westborough, Massachusetts 01581. Claymore Securities, Inc. acts as the servicing agent to each Fund and is located at 2455 Corporate West Drive, Lisle, Illinois 60532.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require each Fund's directors and officers, certain persons affiliated with Flaherty & Crumrine and persons who beneficially own more than 10% of a registered class of each Fund's securities, to file reports of ownership and changes of ownership with the SEC, the NYSE and each Fund. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish each Fund with copies of such forms they file. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, each Fund believes that during 2004, all such filing requirements applicable to such persons were met.

BROKER NON-VOTES AND ABSTENTIONS

      A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively, "abstentions") will be counted as shares that are present and entitled to vote at the meeting for purposes of determining the presence of a quorum. With respect to Proposal 1, abstentions do not constitute a vote "for" or "against" the proposal and will be disregarded in determining the "votes cast" on the proposal. With respect to Proposal 2 for both Funds and Proposal 3 for FFC, abstentions will count as a vote against a proposal.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      Each Fund does not intend to present any other business at the relevant Meeting, nor is either Fund aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                             PROPOSED AMENDMENT A-1

                              ARTICLES OF AMENDMENT
                                       OF
                          FLAHERTY & CRUMRINE/CLAYMORE
                  PREFERRED SECURITIES INCOME FUND INCORPORATED

            FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED, a Maryland corporation (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

            FIRST: The Articles Supplementary Creating and Fixing the Rights of the Auction Market Preferred Stock of the Corporation, as filed with the State Department of Assessments and Taxation on April 22, 2003, is hereby amended as follows: by adding the following subsection 4(b)(v) to Part I thereof:

                  (v) "TERMS OF OFFICE OF CERTAIN DIRECTORS TO TERMINATE. Simultaneously with and at the time that none of the issued Preferred Shares are "outstanding" as set forth in subsection (j) of this Section 4, i.e., the requisite Notice of Redemption with respect to such Preferred Shares shall have been mailed as provided in paragraph 8(c) of this Part I and the Redemption Price for the redemption of such Preferred Shares shall have been deposited in trust with the Auction Agent for that purpose, the terms of office of any Directors elected solely by the Holders of such Preferred Shares shall automatically terminate and the remaining Directors shall constitute the Directors of the Fund; provided, however, that the terms of office of any such Directors who meet the definition of "Continuing Directors" in the Fund's Articles of Amendment and Restatement shall continue and shall not terminate."

            SECOND: The amendment to the Charter of the Corporation as set forth in Article FIRST was advised by the Corporation's Board of Directors and approved by the stockholders.

            IN WITNESS WHEREOF, the undersigned officers of the Corporation have executed these Articles of Amendment and do hereby acknowledge that these Articles of Amendment are the act and deed of the Corporation and to the best of their knowledge, information and belief, the matters and facts contained herein with respect to authorization and approval are true in all material respects, under the penalties of perjury.

DATE: _______________, 2005

                                        FLAHERTY & CRUMRINE/CLAYMORE PREFERRED
                                        SECURITIES INCOME FUND INCORPORATED


                                        __________________________________
                                        Robert M. Ettinger
                                        President

WITNESS:


________________________________
R. Eric Chadwick
Secretary

                             PROPOSED AMENDMENT A-2

                              ARTICLES OF AMENDMENT
                                       OF
                          FLAHERTY & CRUMRINE/CLAYMORE
                         TOTAL RETURN FUND INCORPORATED

            FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED, a Maryland corporation (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

            FIRST: The Articles Supplementary Creating and Fixing the Rights of the Auction Market Preferred Stock of the Corporation, as filed with the State Department of Assessments and Taxation on October 29, 2003, is hereby amended as follows: by adding the following subsection 4(b)(v) to Part I thereof:

                  (v) "TERMS OF OFFICE OF CERTAIN DIRECTORS TO TERMINATE. Simultaneously with and at the time that none of the issued Preferred Shares are "outstanding" as set forth in subsection (j) of this Section 4, i.e., the requisite Notice of Redemption with respect to such Preferred Shares shall have been mailed as provided in paragraph 8(c) of this Part I and the Redemption Price for the redemption of such Preferred Shares shall have been deposited in trust with the Auction Agent for that purpose, the terms of office of any Directors elected solely by the Holders of such Preferred Shares shall automatically terminate and the remaining Directors shall constitute the Directors of the Fund; provided, however, that the terms of office of any such Directors who meet the definition of "Continuing Directors" in the Fund's Articles of Incorporation shall continue and shall not terminate."

            SECOND: The amendment to the Charter of the Corporation as set forth in Article FIRST was advised by the Corporation's Board of Directors and approved by the stockholders.

            IN WITNESS WHEREOF, the undersigned officers of the Corporation have executed these Articles of Amendment and do hereby acknowledge that these Articles of Amendment are the act and deed of the Corporation and to the best of their knowledge, information and belief, the matters and facts contained herein with respect to authorization and approval are true in all material respects, under the penalties of perjury.

DATE: _______________, 2005

                                        FLAHERTY & CRUMRINE/CLAYMORE TOTAL
                                        RETURN FUND INCORPORATED


                                        _________________________________
                                        Robert M. Ettinger
                                        President

WITNESS:


________________________________
R. Eric Chadwick
Secretary

                              PROPOSED AMENDMENT B

                            ARTICLES OF AMENDMENT OF

   FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED

            FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED, a Maryland corporation (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

            FIRST: Part II, Section 7 of the Articles Supplementary Establishing and Fixing the Rights and Preferences of Auction Market Preferred Stock of the Corporation, as filed with the State Department of Assessments and Taxation on April 22, 2003, is hereby amended as follows: By deleting in its entirety the current Section 7 of Part II and substituting therefore the following new
Section 7:

"7.   FORCE MAJEURE.

            (a)   Notwithstanding anything else set forth herein,

                        (i) if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business FOR MORE THAN THREE CONSECUTIVE CALENDAR DAYS (EXCLUDING SATURDAYS AND SUNDAYS AND PREVIOUSLY ANNOUNCED NEW YORK STOCK EXCHANGE HOLIDAYS) due to an act of God, natural disaster, extreme weather, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or if the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next Dividend Period shall be the Applicable Rate determined on the previous Auction Date.; and

                        (II) IF AN AUCTION DATE IS NOT A BUSINESS DAY BECAUSE THE NEW YORK STOCK EXCHANGE IS CLOSED FOR BUSINESS FOR THREE OR FEWER THAN THREE CONSECUTIVE CALENDAR DAYS (EXCLUDING SATURDAYS AND SUNDAYS AND PREVIOUSLY ANNOUNCED NEW YORK STOCK EXCHANGE HOLIDAYS) DUE TO AN ACT OF GOD, NATURAL DISASTER, EXTREME WEATHER, ACT OF WAR, CIVIL OR MILITARY DISTURBANCE, ACT OF TERRORISM, SABOTAGE, RIOTS OR A LOSS OR MALFUNCTION OF UTILITIES OR COMMUNICATIONS SERVICES, OR IF THE AUCTION AGENT IS NOT ABLE TO CONDUCT AN AUCTION IN ACCORDANCE WITH THE AUCTION PROCEDURES FOR ANY SUCH REASON, THEN THE APPLICABLE RATE FOR THE NEXT DIVIDEND PERIOD SHALL BE THE APPLICABLE RATE DETERMINED BY AUCTION ON THE FIRST BUSINESS DAY FOLLOWING SUCH AUCTION DATE.

            (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business FOR MORE THAN THREE CONSECUTIVE CALENDAR DAYS due to an act of God, natural disaster, extreme weather, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or if the dividend payable on such date can not be paid for any such reason, then:

                        (i) The Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Fund and the Auction Agent are able to cause the dividend to be paid using commercially reasonable best efforts;

                        (ii) The affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

                        (iii) The next Dividend Period will begin and end on the
                              dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

            (C) IN THE EVENT THAT EITHER PROVISION (A) OR (B) OF THIS SECTION 7 IS APPLICABLE FOR A SERIES OF PREFERRED SHARES, EACH BENEFICIAL OWNER OR EXISTING HOLDER, AS THE CASE MAY BE, OF SUCH SERIES OF PREFERRED SHARES SHALL HOLD ALL OF THE PREFERRED SHARES OF SUCH SERIES HELD BY SUCH BENEFICIAL OWNER OR EXISTING HOLDER UNTIL THE NEXT AUCTION DATE FOR SUCH SERIES OF PREFERRED SHARES (UNLESS THE BENEFICIAL OWNER OR EXISTING HOLDER, AS THE CASE MAY BE, OF SUCH SERIES OF PREFERRED SHARES SELLS HIS OR HER PREFERRED SHARES OUTSIDE OF AN AUCTION IN A SECONDARY TRADING MARKET)."

            SECOND: The amendment to the Charter of the Corporation set forth in Article FIRST above was advised by the Board of Directors and approved by the stockholders.

            IN WITNESS WHEREOF, the undersigned officers of the Corporation have executed these Articles of Amendment and do hereby acknowledge that these Articles of Amendment are the act and deed of the Corporation and that, to the best of their knowledge, information and belief, the matters and facts contained herein with respect to authorization and approval are true in all material respects, under penalties of perjury.

                                        FLAHERTY & CRUMRINE/CLAYMORE PREFERRED
                                        SECURITIES INCOME FUND INCORPORATED


DATE: _______________, 2005             _________________________________
                                        Robert M. Ettinger
                                        President

WITNESS:


________________________________
R. Eric Chadwick
Secretary

                               DETACH HERE                                ZFCT22

          FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS


     THE UNDERSIGNED HOLDER OF SHARES OF COMMON STOCK OF FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED, A MARYLAND CORPORATION (THE "FUND"), HEREBY APPOINTS DONALD F. CRUMRINE, ROBERT M. ETTINGER AND TERESA M. R. HAMLIN, ATTORNEYS AND PROXIES FOR THE UNDERSIGNED, EACH WITH FULL POWERS OF SUBSTITUTION AND REVOCATION, TO REPRESENT THE UNDERSIGNED AND TO VOTE ON BEHALF OF THE UNDERSIGNED ALL SHARES OF COMMON STOCK WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT THE BOARD ROOM OF THE RADISSON BRIDGE RESORT, 999 EAST CAMINO REAL, BOCA RATON, FL 33432 AT 8:30 A.M., ON APRIL 21, 2005, AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND HEREBY INSTRUCTS SAID ATTORNEYS AND PROXIES TO VOTE SAID SHARES AS INDICATED HEREON. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. A MAJORITY OF THE PROXIES PRESENT AND ACTING AT THE MEETING IN PERSON OR BY SUBSTITUTE (OR, IF ONLY ONE SHALL BE SO PRESENT, THEN THAT ONE) SHALL HAVE AND MAY EXERCISE ALL OF THE POWER AND AUTHORITY OF SAID PROXIES HEREUNDER. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.



-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
  SIDE             CONTINUED AND TO BE SIGNED ON REVERSE SIDE            SIDE
-----------                                                          -----------

FLAHERTY & CRUMRINE/CLAYMORE
TOTAL RETURN FUND
C/O PFPC INC.
P.O. BOX 8586
EDISON, NJ 08818-8586

                               DETACH HERE                                ZFCT21
                                                                            3519
----
 X   PLEASE MARK
---- VOTES AS IN
     THIS EXAMPLE.


THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2.

PLEASE  REFER TO THE  PROXY STATEMENT  FOR A DISCUSSION  OF THE PROPOSAL.


                                                 FOR     AGAINST     ABSTAIN

2.   TO  APPROVE  AN  AMENDMENT  TO  THE
     FUND'S    ARTICLES    SUPPLEMENTARY
     ESTABLISHING  AND FIXING THE RIGHTS
     AND  PREFERENCES  OF AUCTION MARKET
     PREFERRED  STOCK -- TERM OF  OFFICE
     OF CERTAIN DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF AN AMENDMENT TO THE FUND'S ARTICLES SUPPLEMENTARY ESTABLISHING AND FIXING THE RIGHTS OF AUCTION MARKET PREFERRED STOCK -- TERM OF OFFICE OF CERTAIN DIRECTORS.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF JOINT OWNERS, EITHER MAY SIGN THIS PROXY. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR CORPORATE OFFICER, PLEASE GIVE YOUR FULL TITLE.

SIGNATURE:________ DATE:_________    SIGNATURE:_________ DATE:__________

                               DETACH HERE                                ZFCA22

FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED

PROXY SOLICITED BY THE BOARD OF DIRECTORS


     THE UNDERSIGNED HOLDER OF SHARES OF AUCTION MARKET PREFERRED STOCK ("AMPS") OF FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED, A MARYLAND CORPORATION (THE "FUND"), HEREBY APPOINTS DONALD F. CRUMRINE, ROBERT M. ETTINGER AND TERESA M. R. HAMLIN, ATTORNEYS AND PROXIES FOR THE UNDERSIGNED, EACH WITH FULL POWERS OF SUBSTITUTION AND REVOCATION, TO REPRESENT THE UNDERSIGNED AND TO VOTE ON BEHALF OF THE UNDERSIGNED ALL SHARES OF AMPS WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT THE BOARD ROOM OF THE RADISSON BRIDGE RESORT, 999 EAST CAMINO REAL, BOCA RATON FL 33432 AT 8:30 A.M., ON APRIL 21, 2005, AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND HEREBY INSTRUCTS SAID ATTORNEYS AND PROXIES TO VOTE SAID SHARES AS INDICATED HEREON. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. A MAJORITY OF THE PROXIES PRESENT AND ACTING AT THE MEETING IN PERSON OR BY SUBSTITUTE (OR, IF ONLY ONE SHALL BE SO PRESENT, THEN THAT ONE) SHALL HAVE AND MAY EXERCISE ALL OF THE POWER AND AUTHORITY OF SAID PROXIES HEREUNDER. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.


-----------                                                       -----------
SEE REVERSE                                                       SEE REVERSE
   SIDE           CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SIDE
-----------                                                       -----------

FLAHERTY & CRUMRINE/CLAYMORE
TOTAL RETURN FUND
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                               DETACH HERE                                ZFCA21

                                                                            3519
---
 X  PLEASE MARK
--- VOTES AS IN
    THIS EXAMPLE.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS AND FOR PROPOSAL 2. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

1.   ELECTION OF DIRECTORS
     NOMINEES:(01) DAVID GALE AND (02) MORGAN GUST

                   FOR           WITHHELD
                   ALL           FROM ALL
                 NOMINEES        NOMINEES

     FOR ALL NOMINEE(S) EXCEPT AS WRITTEN ABOVE
                                                     FOR    AGAINST    ABSTAIN

2.   TO  APPROVE  AN  AMENDMENT  TO  THE
     FUND'S    ARTICLES    SUPPLEMENTARY
     ESTABLISHING  AND FIXING THE RIGHTS
     AND  PREFERENCES  OF AUCTION MARKET
     PREFERRED  STOCK -- TERM OF  OFFICE
     OF CERTAIN DIRECTORS.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES AS DIRECTORS AND "FOR" THE APPROVAL OF AN AMENDMENT TO THE FUND'S ARTICLES SUPPLEMENTARY CREATING AND FIXING THE RIGHTS AND PREFERENCES OF AUCTION MARKET PREFERRED STOCK -- TERM OF OFFICE OF CERTAIN DIRECTORS.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF JOINT OWNERS, EITHER MAY SIGN THIS PROXY. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR CORPORATE OFFICER, PLEASE GIVE YOUR FULL TITLE.

SIGNATURE:________  DATE:__________     SIGNATURE:__________  DATE:__________